                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): JULY 30, 2002
                                                           -------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)








                    DELAWARE                              1-12297                               22-3086739
                    --------                              -------                               ----------
(State or Other Jurisdiction of Incorporation)    (Commission File Number)         (IRS Employer Identification  Number)


               13400 OUTER DRIVE WEST                                                              48239
               ----------------------                                                              -----
                   DETROIT, MI                                                             (Including Zip Code)
                   -----------
        (Address of Principal Executive Offices)




                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated July 30, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On July 30, 2002, United Auto Group, Inc. issued a press release announcing record results for second quarter 2002. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     July 30, 2002                    UNITED AUTO GROUP, INC.


                                            By: /s/ Robert H. Kurnick, Jr.
                                                --------------------------------
                                                    ROBERT H. KURNICK, JR.
                                            Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX



     EXHIBIT            DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
     NUMBER                                                           NUMBER


     EXHIBIT 99.1       Press Release of United Auto Group,
                        Inc., dated July 30, 2002